KINGS ROAD ENTERTAINMENT, INC.
                             A Delaware corporation
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Kings Road Entertainment, Inc. (the "Company") on Form 10-QSB for the quarter ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geraldine Blecker, Chief Executive Officer, and I, H. Martin DeFrank, President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906, or other document authentication, acknowledging, or otherwise adopting the signature that appears in typed from within the electronic version of this written statement required by Section 906, has been provided to Kings Road Entertainment, Inc., and will be retained by Kings Road Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.





                                               /s/ Geraldine Blecker
Dated:  December 5, 2003                       _________________________________
                                               By:  Geraldine Blecker
                                               Its:  Chief Executive Officer



                                               /s/ H. Martin DeFrank
Dated:  December 5, 2003                       _________________________________
                                               By:  H. Martin DeFrank
                                               Its:  Chief Financial Officer